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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                      DECEMBER 9, 2005 (DECEMBER 8, 2005)

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                                   ZANN CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                    000-28519              76-0510754
            ------                    ---------              ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)

                         1549 N. LEROY ST., SUITE D-200,
                                FENTON, MI  48430
          (Address of principal executive offices, including zip code)

                                 (810) 714-2978
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

     On December 9, 2005, Zann Corp. issued a press release announcing the signing of a Standby Equity Distribution Agreement with Cornell Capital Partners, LP. A copy of this press release is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report.

     This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

EXHIBIT NO.               DESCRIPTION
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
99.1         Press Release dated December 9, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ZANN CORP.

                                       By: /s/ Robert Simpson
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                                           ROBERT SIMPSON
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date:  DECEMBER 9, 2005